Exhibit 31

      CERTIFICATION OF PRINCIPAL EXECUTIVE AND PRINCIPAL ACCOUNTING OFFICER
                   PURSUANT TO 18 U.S.C 1350, AS ADOPTED, AND
        THE REQUIREMENTS OF SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tarlochan S. Bains, Chief Executive Officer and Principal Accounting Officer of Amplidyne, Inc. (the "Company") do hereby certify that:

      1     I have reviewed this annual report on Form 10-KSB of the Company;

      2 Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstance under which such statements were made, not misleading with respect to the period covered by this annual report; and

      3 Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flow of the Company as of, and for, the period presented in this annual report.

      4     I  am  responsible  for  establishing  and  maintaining   disclosure
            controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

            (a) Designed such disclosure controls and procedures to ensure that material information relating to the Company, is made known to me by others within the Company, particularly during in which this annual report is being prepared;

            (b) Evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

            (c) Presented in this annual report my conclusion about the effectiveness of the disclosure controls and procedures based on my evaluation as of the date of the Evaluation Date;

      5 I have disclosed, based on my most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

            (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have been identified for the registrant's auditors any material weakness in internal controls; and

            (b) Any fraud, whether or not material, that involves management or other employees who have significant role in the Company's internal controls; and

      6 I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weakness.


     /s/ Tarlochan S. Bains                                     April 15, 2005
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     Tarlochan S. Bains
     Chief Executive Officer and Principal Accounting Officer